UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
Form 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2020

_________________________________________________________
Science Applications International Corporation
(Exact name of registrant as specified in its charter)
_________________________________________________________

Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Science Applications International Corporation (the “Company”) held its virtual annual meeting of stockholders on June 3, 2020 (the “Annual Meeting”). The holders of 49,536,513 shares of common stock of the Company, or approximately 86% of the outstanding shares entitled to vote as of the record date for the Annual Meeting, were represented at the Annual Meeting in person or by proxy. The final voting results on each of the matters presented to stockholders for a vote is set forth below.

1.	The nominees to the Board of Directors of the Company (the “Board”) were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
Robert A. Bedingfield	42,173,846	424,719	169,011	6,768,937
Carol A. Goode	42,366,081	242,061	159,434	6,768,937
John J. Hamre	41,830,949	771,114	165,513	6,768,937
Yvette M. Kanouff	42,436,848	166,116	164,612	6,768,937
Nazzic S. Keene	42,436,731	193,713	137,132	6,768,937
David M. Kerko	42,157,664	433,192	176,720	6,768,937
Timothy J. Mayopoulos	41,763,648	836,116	167,812	6,768,937
Katharina G. McFarland	41,844,975	765,834	156,767	6,768,937
Donna S. Morea	41,714,390	891,732	161,454	6,768,937
Steven R. Shane	42,086,311	514,914	166,351	6,768,937

2.
The proposal to approve, on a non-binding, advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s proxy statement (“Say-on-Pay”) was approved based upon the following votes:

Number of Votes
For	Against	Abstain	Broker Non-Votes
41,323,497	1,128,185	315,894	6,768,937

3.	The proposal to approve, on a non-binding, advisory basis, the frequency of future Say-on-Pay votes was approved based upon the following votes:

Number of Votes
For Every Year	For Every Two Years	For Every Three Years	Abstain	Broker Non-Votes
40,941,076	158,723	1,468,685	199,092	6,768,937

Based on these results, the Board has determined to include a stockholder vote on Say-on-Pay in its proxy materials on an annual basis.

4.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2021 was approved based upon the following votes:

Number of Votes
For	Against	Abstain
49,234,557	241,596	60,360

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 8, 2020
Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary